2:

ESCROW AGREEMENT

This Escrow Agreement dated as of December______, 2004 (the "Agreement") is by and among Good Times Restaurants Inc., a Nevada corporation (the "Company"), Pacere Investments, LLC, a Colorado limited liability company ("Pacere"), each of the undersigned investors (the "Investors"), and Computershare Trust Company, Inc., a Colorado trust company, as Escrow Agent hereunder (the "Escrow Agent").

RECITALS

WHEREAS, the Company, Pacere and each of the Investors have entered into a Securities Purchase Agreement dated as of the date hereof (the "Securities Purchase Agreement"), a form of which is attached hereto as Exhibit A, pursuant to which the Company shall, upon satisfaction of certain conditions set forth in the Securities Purchase Agreements, issue to Pacere and the Investors a total of 1,240,000 shares of the Company's Series B Convertible Preferred Stock, par value $.001 per share (the "Preferred Shares"), in exchange for a purchase price of $2.50 per share, or a total of (i) $2,950,000.00 in cash and (ii) advice and assistance services with respect to the sale of 1,000,000 of the Preferred Shares, which services were valued at $150,000.  The Securities Purchase Agreements provide that the Investors shall deposit their respective purchase price amounts in a segregated escrow account to be held by Escrow Agent in order to effectuate a disbursement to the Company at a closing to be held as set forth in the Securities Purchase Agreements (the "Closing").

WHEREAS, Escrow Agent has agreed to accept, hold and disburse the funds deposited with Escrow Agent in accordance with the terms of this Agreement.

WHEREAS, in order to establish the escrow of funds and to effect the provisions of the Securities Purchase Agreements, the parties hereto have entered into this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

AGREEMENT

Definitions.  The following terms shall have the following meanings when used herein:

"Escrow Account" shall mean the non-interest bearing account entitled "Computershare Trust Company, Inc., as Escrow Agent for Good Times Restaurants Inc." established by the Escrow Agent with a bank.

"Escrow Funds" shall mean the funds deposited with Escrow Agent pursuant to this Agreement.

"Escrow Period" shall begin on the date that the Escrow Account is established pursuant to this Agreement and shall terminate upon the earlier to occur of the following dates:

(i)  The expiration of three (3) business days from the date that all conditions to the Closing of the Securities Purchase Agreements have been satisfied (unless extended by mutual written agreement among the Company, Pacere and the Investors, with a copy of such extension furnished to the Escrow Agent); or

(ii) February 10, 2005 (unless extended by mutual written agreement among the Company, Pacere and the Investors, with a copy of such extension furnished to the Escrow Agent) (the "Expiration Date").

During the Escrow Period, the Company, Pacere and the Investors are aware that they are not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Company, Pacere or the Investors or any other person, or be subject to the debts of the Company, Pacere or the Investors or any other person.

"Joint Written Direction" shall mean a written direction executed by Pacere, the Investors and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

Appointment of and Acceptance by Escrow Agent.  The Company, Pacere and the Investors hereby appoint Escrow Agent to serve as Escrow Agent hereunder.  Escrow Agent hereby accepts such appointment in accordance with the terms of this Agreement, and upon receipt of the Escrow Funds in accordance with this Agreement, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

Establishment of Escrow Account and Payments of Escrow Funds to Escrow Agent.  As soon as reasonably practicable after the execution of this Agreement by the parties, the parties shall establish an Escrow Account with the Escrow Agent for the deposit of the Escrow Funds.  The Investors shall make checks (in the amounts of their respective purchase price amounts for the Preferred Shares) for the Escrow Funds payable to "Computershare Trust Company, Inc., as Escrow Agent for Good Times Restaurants Inc."  Any check received that is made payable to a party other than Escrow Agent shall be returned to the person who submitted the check.  Each of the Investors, except for Eric Reinhard (who has provided services for his respective purchase price amount for the Preferred Shares), agrees that such Investor shall, on or before January 3, 2005, deliver all monies for the payment of such Investor's Preferred Shares to Escrow Agent for deposit in the Escrow Account.

Deposits Into the Escrow Account.  Escrow Agent agrees to deposit into the Escrow Account, upon the receipt thereof, any and all Escrow Funds, including all checks payable to Escrow Agent as escrow agent therefor.  Escrow Agent is hereby authorized to forward each check for collection, and upon collection of the proceeds of each check deposit the collected proceeds into the Escrow Account.

ALL FUNDS SO DEPOSITED SHALL REMAIN THE PROPERTY OF THE INVESTORS ACCORDING TO THEIR RESPECTIVE INTERESTS AND SHALL NOT BE SUBJECT TO ANY LIEN OR CHARGE BY ESCROW AGENT OR BY JUDGMENT OR CREDITORS' CLAIMS AGAINST THE COMPANY UNTIL RELEASED TO THE COMPANY IN ACCORDANCE WITH SECTION 6 HEREOF.

Any check returned unpaid to Escrow Agent shall be returned to the particular Investor who submitted the unpaid check.  In such cases, Escrow Agent shall promptly notify the Company of such return.

Investment of Escrow Funds.  Prior to the disbursement of Escrow Funds pursuant to Section 6 of this Agreement, Escrow Agent shall deposit and invest the Escrow Funds in a non-interest bearing account.  The Escrow Agent may be subsequently provided with a Joint Written Direction with specific written instructions directing that the Escrow Funds be invested in other investment accounts, provided that the parties provide such other instruments that the Escrow Agent may reasonably require to make such other investments.  With respect to any funds received by Escrow Agent for deposit into the Escrow Account or any Joint Written Direction received by Escrow Agent with respect to investment of any funds in the Escrow Account after 10:00 a.m., Colorado time, on any given business day, Escrow Agent shall not be required to invest such funds or to effect such investment instructions until the next day upon which banks in Colorado are open for business.

Disbursements From the Escrow Account.

The Escrow Agent will continue to hold the Escrow Funds until all of the Investors, Pacere and the Company execute a Joint Written Direction directing the Escrow Agent to disburse the Escrow Funds pursuant to the Joint Written Direction signed by all of the Investors, Pacere and the Company.  In the event that the Escrow Funds are to be disbursed to the Company, such Joint Written Direction shall specify that all of the conditions to the Closing of all of the Securities Purchase Agreements have been satisfied.  In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from the Investors, Pacere and the Company and may accept signatures from the Investors, Pacere and the Company that the Escrow Agent already has on file and any signatory from the Investors, Pacer and from the Company listed on the signature page to this Agreement.

In the event Escrow Agent does not receive a total of $2,950,000.00 in Escrow Funds from the Investors or does not receive a Joint Written Direction for the disbursement of the Escrow Funds to the Company by the Expiration Date, Escrow Agent shall notify the Company and shall, within five (5) business days after such date and without any further instruction or direction from the parties, return to each Investor, by bank check and by first class mail, the amount received from each Investor and deposited into the Escrow Funds, without interest and without deduction, penalty or expense to the Investor.  The amount returned to each Investor shall be free and clear of any and all claims of the Company or any of its creditors.

In making disbursements of Escrow Funds under this Section 6, Escrow Agent shall only disburse such amounts that have been received by Escrow Agent in collected funds.  For purposes of this Agreement, the term "collected funds" shall mean all funds received by Escrow Agent which have cleared normal banking channels and are in the form of cash.

Suspension of Performance; Disbursement into Court.  If at any time there shall exist any dispute among the Company, Pacere, the Investors, Escrow Agent or any other person with respect to the holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 8 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

Suspend the performance of any of Escrow Agent's obligations (including without limitation any disbursement obligations) under this Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 5 hereof; and/or

Petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Denver, Colorado for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by Escrow Agent in the Escrow Account.  In determining the resolution of such dispute or uncertainty, such court shall apply the laws of the State of Colorado.

Escrow Agent shall have no liability to the Company, Pacere, any of the Investors or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Account or any delay in or with respect to any other action required or requested of Escrow Agent.

Resignation and Removal of Escrow Agent.  Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below.  Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein below.  Upon any such notice of resignation or removal, the Investors, Pacere and the Company, acting jointly, shall appoint a successor Escrow Agent hereunder.  If the parties shall fail to appoint a successor Escrow Agent within thirty (30) days after such notice of resignation or removal, the Escrow Agent shall have the right to deposit the Escrow Funds to a court of competent jurisdiction for the appointment of a successor Escrow Agent.  Upon the acceptance in writing by a successor Escrow Agent of any appointment as Escrow Agent hereunder, such successor Escrow Agent shall thereupon succeed to and become vested with and subject to all the rights, powers, privileges, duties and obligations of the former Escrow Agent, and the former Escrow Agent shall be discharged from its duties and obligations under this Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession.  After any former Escrow Agent's resignation or removal, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Agreement.  The former Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all Escrow Funds held by it in the Escrow Account to the successor Escrow Agent, after making copies of such records as the former Escrow Agent deems advisable.

Liability of Escrow Agent.

Escrow Agent shall have no liability or obligation with respect to the Escrow Funds other than as set forth in this Agreement, except for any liability which may result from Escrow Agent's willful misconduct or gross negligence.   Escrow Agent's sole responsibility shall be for the safekeeping, investment and disbursement of the Escrow Funds in accordance with the terms of this Agreement.  Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein.  Escrow Agent may rely upon any instrument, whether bearing original, conformed or facsimile signatures, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same, and to conform to the provisions of this Agreement.  In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages.  Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Securities Purchase Agreements, or to appear in, prosecute or defend any such legal action or proceeding.  Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any Securities Purchase Agreement between or among the Company, Pacere and an Investor or any other agreement between or among the Company, Pacere and/or an Investor.  Escrow Agent shall not be responsible or liable in any manner for the performance by the Company, Pacere or any Investor of their respective obligations under any Securities Purchase Agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of the Company, Pacere, any Investor or any third party to honor any of the provisions of this Agreement.  Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel.  The Company shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by Escrow Agent of such court's jurisdiction in the matter.  If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it that is binding upon it without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

Indemnification of Escrow Agent.  From and at all times after the date of this Agreement, the parties, jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each officer, director, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party.  If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company, Pacere and the Investors hereunder in writing, and the Company, Pacere and the Investors shall promptly assume and enter an appropriate defense for such Indemnified Party, including the employment of counsel (reasonably satisfactory to such Indemnified Party) and the payment of all expenses.  Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Company, Pacere and/or the Investors shall be liable for and shall be required to pay all such fees and expenses if (a) the Company, Pacere or the Investors agree to pay such fees and expenses, (b) the Company, Pacere and/or the Investors shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Company, Pacere and/or the Investors are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Indemnified Party and the Company, Pacere and/or the Investors, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, Pacere and/or the Investors.  The Company, Pacere and the Investors shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing.  All such fees and expenses payable by the Company, Pacere and/or the Investors pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim.  The obligations of the parties under this section shall survive any termination of this Agreement or any resignation or removal of the Escrow Agent, and shall be independent of any obligation of Escrow Agent.

The parties agree that neither payment by the Company, Pacere and/or the Investors of any claim by Escrow Agent for indemnification hereunder shall impair, limit, modify or affect, as among the Company, Pacere and/or the Investors, the respective rights and obligations of Pacere and the Investors on the one hand, and the Company on the other hand.

Compensation to and Payment of Expenses of Escrow Agent.

Fees.  The Company shall pay to Escrow Agent the fees set forth in the Escrow Agent Fee Schedule attached to this Agreement as Exhibit B.

Expenses.  The Company shall reimburse Escrow Agent for all of Escrow Agent's reasonable out-of-pocket expenses, including attorney fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like.  All of the compensation and reimbursement obligations set forth in this section shall be payable by the Company upon demand by Escrow Agent.  The obligations of the Company under this section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

No Disbursements from Escrow Funds to Pay Escrow Agent or Other Parties. Escrow Agent is not authorized to disburse to itself or any other person from the Escrow Funds (i) any amounts due to Escrow Agent or any other party under this section or (ii) any amount Escrow Agent or any Indemnified Party is entitled to seek pursuant to Section 10 hereof.  Notwithstanding the foregoing, Escrow Agent may hold Escrow Funds until its fees are paid by the Company.

Representations and Warranties.

The Company makes the following representations and warranties to the Escrow Agent:

The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary stockholder approval, has been executed by a duly authorized officer of the Company, and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms (except as limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights).

The execution, delivery and performance by the Company of this Agreement is in accordance with the provisions of the Securities Purchase Agreements and will not violate, conflict with or cause a default under the articles of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture or other binding arrangement, including without limitation the Securities Purchase Agreements, to which the Company is a party or any of its property is subject.

Boyd E. Hoback has been duly appointed to act as the representative of the Company hereunder and has full power and authority to execute and deliver this Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

The Company hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that Escrow Agent has investigated the desirability or advisability of investment in the Preferred Shares or has approved, endorsed or passed upon the merits of the investment therein and that the name of Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Preferred Shares other than to state that Escrow Agent has agreed to serve as Escrow Agent for the limited purposes set forth herein.

All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposits to or disbursements from the Escrow Funds.

Pacere makes the following representations and warranties to Escrow Agent:

Pacere is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Colorado and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

This Agreement has been duly approved by all necessary company action of Pacere, including any necessary member approval, has been executed by a duly authorized member, manager or officer of Pacere, and constitutes a valid and binding agreement of Pacere, enforceable in accordance with its terms (except as limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights).

The execution, delivery and performance of Pacere of this Agreement will not violate, conflict with or cause a default under the articles of organization or operating agreement of Pacere, any applicable law or regulation, any court order or administrative ruling or decree to which Pacere is a party or any of its property is subject, or any agreement, contract, indenture or other binding arrangement, including without limitation the Securities Purchase Agreement, to which Pacere is a party or any of its property is subject.

Eric W. Reinhard has been duly appointed to act as the representative of Pacere hereunder and has full power and authority to execute and deliver this Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement, and to take any and all other actions as Pacere's representative under this Agreement, all without further consent or direction from, or notice to, Pacere or any other party.

Pacere hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that Escrow Agent has investigated the desirability or advisability of investment in the Preferred Shares or has approved, endorsed or passed upon the merits of the investment therein and that the name of Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Preferred Shares other than to state that Escrow Agent has agreed to serve as Escrow Agent for the limited purposes set forth herein.

All of the representations and warranties of Pacere contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposits to or disbursements from the Escrow Funds.

Each of the Investors makes the following representations and warranties to Escrow Agent:

The Investor has full power and authority to execute and deliver this Agreement and to perform the Investor's obligations hereunder.

This Agreement has been duly approved by any necessary entity action of the Investor, including any necessary entity owner approval, has been executed by a duly authorized representative of the Investor, and constitutes a valid and binding agreement of the Investor, enforceable in accordance with its terms (except as limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights).

The execution, delivery and performance of the Investor of this Agreement will not violate, conflict with, or cause a default under any organizational or entity governance documents of the Investor, any applicable law or regulation, any court order or administrative ruling or decree to which the Investor is a party or any of its property is subject, or any agreement, contract, indenture or other binding arrangement, including without limitation the Securities Purchase Agreement, to which the Investor is a party or any of the Investor's property is subject.

Eric W. Reinhard has been duly appointed to act as the representative of the Investor hereunder and has full power and authority to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement, and to take any and all other actions as the Investor's representative under this Agreement, all without further consent or direction from, or notice to, the Investor or any other party.

The Investor hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that Escrow Agent has investigated the desirability or advisability of investment in the Preferred Shares or has approved, endorsed or passed upon the merits of the investment therein and that the name of Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Preferred Shares other than to state that Escrow Agent has agreed to serve as Escrow Agent for the limited purposes set forth herein.

All of the representations and warranties of the Investor contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposits to or disbursements from the Escrow Funds.

Consent to Jurisdiction and Venue.  In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of Colorado shall have the sole and exclusive jurisdiction over any such proceeding.  If such court lacks federal subject matter jurisdiction, the parties agree that the District Court for the State of Colorado located in the City and County of Denver, Colorado shall have sole and exclusive jurisdiction.  Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue.  The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

Notice.  All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any nationally recognized overnight courier, or when transmitted by facsimile transmission and upon confirmation of receipt and addressed to the party to be notified as follows:

If to Pacere or an Investor, to:     The Address of Pacere or

   the Investor set forth on the signature page of the

   Securities Purchase Agreement

If to the Company, to:  Good Times Restaurants Inc.

                   601 Corporate Circle

                   Golden, Colorado  80401

       Attention:  Boyd E. Hoback, President

                   and Chief Executive Officer

                   Telephone:  (303) 384-1400

                   Facsimile:   (303) 273-0177

With a copy to:    Ballard Spahr Andrews & Ingersoll, LLP

                   1225 17th Street, Suite 2300

                   Denver, Colorado  80202

       Attention:  Roger C. Cohen, Esq.

                   Dwight R. Landes, Esq.

                   Telephone:  (303) 292-2400

                   Facsimile:  (303) 296-3956

If to Escrow Agent, to:   Computershare Trust Company, Inc.

                          350 Indiana Street, Suite 800

                          Golden, Colorado  80401

                          Attention:  Corporate Trust

                          Facsimile:   (303) 262-0700

or to such other address as each party may designate for itself by like notice.

Amendments or Waiver.  This Agreement may be changed, waived, discharged or terminated only by a writing signed by all of the parties hereto.  No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver.  A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

Severability.  To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Governing Law.  This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Colorado, without giving effect to the conflict of laws principles thereof.

Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto relating to the acceptance, collection, deposit, holding, investment and disbursement of the Escrow Funds and sets forth in its entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

Assignability.  This Agreement shall not be assignable without the written consent of all of the parties hereto.

Binding Effect.  All of the terms of this Agreement, as it may be amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and permitted assigns of the Investors, Pacere, the Company or the Escrow Agent.

Execution in Counterparts.  This Agreement and any Joint Written Direction may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction.

Termination.  This Agreement may be terminated at any time by a written document signed by all of the parties hereto.  Upon the first to occur of (a) the disbursement of all amounts in the Escrow Funds pursuant to Section 6 hereof or (b) the disbursement of all amounts in the Escrow Funds into a court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.

Dealings.  Escrow Agent and any stockholder, director, officer or employee of Escrow Agent may buy, sell and deal in any of the securities of the Company and become pecuniarily interested in any transaction in which the Company may be interested, and contract and lend money to the Company and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement.  Nothing herein shall preclude Escrow Agent from acting in any other capacity for Pacere, any Investor or any other person or entity.

Signatures by Facsimile.  Any facsimile signature of any party hereto shall constitute a legal, valid and binding execution hereof by such party.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first set forth above.

THE COMPANY:

GOOD TIMES RESTAURANTS INC.,

a Nevada corporation

By: _____________________________________

       Boyd E. Hoback

       President and Chief Executive Officer

ESCROW AGENT:

COMPUTERSHARE TRUST COMPANY, INC.,

a Colorado trust company, as Escrow Agent

By: _____________________________________

Name: ___________________________________

Title: __________________________________

By: _____________________________________

Name: ___________________________________

Title: __________________________________

PACERE:

PACERE INVESTMENTS, LLC,

a Colorado limited liability company

By: _____________________________________

       Eric W. Reinhard

       Title: ___________________________

INVESTORS:

________________________________________

Printed name: __________________________

________________________________________

Printed name: __________________________

________________________________________

Printed name: __________________________

________________________________________

Printed name: __________________________

EXHIBIT A

FORM OF SECURITIES PURCHASE AGREEMENT

EXHIBIT B

ESCROW AGENT FEE SCHEDULE